SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [ X ] Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by
               Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                    Federated Municipal Securities Fund, Inc.
                (Name of Registrant as Specified In Its Charter)

                               Federated Investors
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required.
[  ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1. Title of each class of securities to which transaction applies:

         2. Aggregate number of securities to which transaction applies:

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4. Proposed maximum aggregate value of transaction:

         5. Total fee paid:

[  ]     Fee paid previously with preliminary proxy materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ------------------------------------------------------------

         2)       Form, Schedule or Registration Statement No.:
                  ------------------------------------------------------------

         3)       Filing Party:
                  ------------------------------------------------------------

         4)       Date Filed:
                  ------------------------------------------------------------

                    FEDERATED MUNICIPAL SECURITIES FUND, INC.

Proxy Statement - Please Vote!

     TIME IS OF THE ESSENCE ...VOTING ONLY TAKES A FEW MINUTES AND YOUR PARTICIPATION IS IMPORTANT! ACT NOW TO HELP THE FUND AVOID ADDITIONAL EXPENSE.


Federated Municipal Securities Fund, Inc. will hold an annual meeting of shareholders on June 30, 1999. It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read the Proxy Statement in its entirety; the explanations will help you to decide on the issues.

Following is an introduction to the proposals and the process.

Why am I being asked to vote?
Mutual funds are required to obtain shareholders' votes for certain types of changes, like those included in this Proxy Statement. You have a right to vote on these changes.

What issues am I being asked to vote on?

        The proposals include the election of Directors, ratification of independent auditors, and changes to the Fund's fundamental investment policies. The Board also recommends amendments to the Articles of Incorporation.

Why are individuals recommended for election to the Board of Directors?
The Fund is devoted to serving the needs of its shareholders, and the Board is responsible for managing the Fund's business affairs to meet those needs. The Board represents the shareholders and can exercise all of the Fund's powers, except those reserved only for shareholders.

Directors are selected on the basis of their education and professional experience. Candidates are chosen based on their distinct interest in, and capacity for understanding the complexities of, the operation of a mutual fund. These individuals bring considerable experience to the impartial oversight of a fund's operation.

The Proxy Statement includes a brief description of each nominee's history and current position with the Fund, if applicable.

Why am I being asked to vote on the ratification of independent auditors?
   The independent auditors conduct a professional examination of accounting documents and supporting data to render an opinion on the material fairness of the information. Because financial reporting involves discretionary decision making, the auditors' opinion is an important assurance to both the Fund and its investors.

The Board of Directors approved the selection of Deloitte & Touche LLP, long-time auditors of the Fund, for the current fiscal year and believes that the continued employment of this firm is in the Fund's best interests.

   Why are the Fund's "fundamental policies" being changed or eliminated?
Every mutual fund has certain investment policies that can be changed only with the approval of its shareholders. These are referred to as "fundamental" investment policies.

In some cases, these policies were adopted to reflect regulatory, business, or industry conditions that no longer exist or no longer are necessary. In other cases, advances in the securities markets and the economy have created different procedures and techniques that affect the Fund's operations.

   By reducing the number of "fundamental policies," the Fund may be able to minimize the costs and delays associated with frequent shareholder meetings. Also, the investment adviser's ability to manage the Fund's assets may be enhanced and investment opportunities increased.

The proposed amendments will:

o reclassify as operating policies those fundamental policies that are not required to be fundamental by the Investment Company Act of 1940, as amended ("1940 Act");

o simplify and modernize the policies that are required to be "fundamental" by the 1940 Act; and

o    eliminate   fundamental  policies  that  are  no  longer  required  by  the securities laws of individual states.

Federated is a conservative money manager. Our highly trained professionals are dedicated to making investment decisions in the best interest of the Fund and its shareholders. The Board believes that the proposed changes will be applied responsibly by the Fund's investment adviser.

   Why are some "fundamental policies" being reclassified as "operating policies?" As noted above, some "fundamental policies" have been redefined as "operating policies." Operating policies do not require shareholder approval to be changed. This gives the Fund's Board additional flexibility to determine whether to participate in new investment opportunities and to meet industry changes promptly.

Why is the Board recommending amendments to the Articles of Incorporation?
The Articles organizing the Fund were prepared many years ago. Since then, developments in the investment company industry and changes in the law resulted in many improvements. The Board is recommending a change to the Articles of Incorporation that permits the Fund to benefit from these developments.

How do I vote my shares?
You may vote in person at the annual meeting of shareholders or complete and return the enclosed Proxy Card. If you sign and return the Proxy Card without indicating a preference, your vote will be cast "for" all the proposals.

You may also vote by telephone at 1-800-690-6903, or through the Internet at www.proxyvote.com. If you choose to help save the Fund time and postage costs by voting through the Internet or by telephone, please don't return your Proxy Card. If you do not respond at all, we may contact you by telephone to request that you cast your vote.

Who do I call if I have questions about the Proxy Statement?
Call your Investment Professional or a Federated Client Service Representative. Federated's toll-free number is
1-800-341-7400.

                   After careful consideration, the Board of Directors has
                    unanimously approved these proposals. The Board recommends that you read the enclosed materials carefully and vote for all proposals.

                    FEDERATED MUNICIPAL SECURITIES FUND, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 30, 1999

                  An annual meeting of the shareholders of Federated Municipal Securities Fund, Inc. (the "Fund") will be held at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (Eastern time), on June 30, 1999 to consider proposals:

                     (1)   To elect three Directors.

                     (2) To ratify the selection of the Fund's independent auditors.

                     (3) To make changes to the Fund's fundamental investment policies:

                           (a)  To amend the Fund's fundamental investment
                                 policy regarding diversification;

                           (b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities;

                           (c) To amend the Fund's fundamental investment policy regarding investments in real estate;

                           (d) To amend the Fund's fundamental investment policy regarding investments in commodities;

                           (e) To amend the Fund's fundamental investment policy regarding underwriting securities;

                           (f) To amend the Fund's fundamental investment policy
regarding lending assets;

                           (g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in securities of companies in the same industry;

                           (h) To amend the Fund's fundamental investment policy regarding investments in municipal securities;

                           (i)     To amend, and to make non-fundamental, the
                                Fund's fundamental investment policy regarding buying securities on margin;

                           (j) To amend, and to make non-fundamental, the Fund's fundamental investment policy on pledging assets;

                           (k) To make non-fundamental the Fund's fundamental investment policies regarding permissible investments;

                           (l) To make non-fundamental the Fund's fundamental investment policy regarding temporary investments;

                           (m) To make non-fundamental the Fund's fundamental investment policy regarding engaging in when-issued and delayed delivery transactions; and

                           (n)     To make non-fundamental the Fund's
                                fundamental investment policy regarding
                                investing in securities of other investment companies.

                     (4) To remove certain of the Fund's fundamental investment policies:

                    (a) To eliminate the Fund's fundamental investment policy on investing in oil, gas and minerals;

                           (b) To eliminate the Fund's fundamental investment policy on selling securities short; and

                           (c) To eliminate the Fund's fundamental investment policy regarding trading portfolio securities.

                     (5) To approve amendments to the Fund's Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law.

                           To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed April 15, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                             By Order of the Board of Directors,



                                                               John W. McGonigle
                                                                       Secretary


April 29, 1999


YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY SIGNING AND RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                TABLE OF CONTENTS

   About the Proxy Solicitation and the Annual Meeting..................3

Election of Three Directors.............................................4

About the Election of Directors.........................................5

Director Standing for Election..........................................5

Nominees Not Presently Serving as Directors.............................6

Ratification of the Selection of Independent Auditors...................6

Approval of Changes to the Fund's Fundamental Investment
     Policies...........................................................6

Approval of the Elimination of Certain Fundamental
     Investment Policies of the Fund...................................16

Approval of Amendments to the Fund's Articles of Incorporation.........17

Information About the Fund.............................................18

Proxies, Quorum and Voting at the Annual Meeting.......................18

Share Ownership of the Directors.......................................19

Director Compensation..................................................20

Officers of the Fund...................................................21

Other Matters and Discretion of Attorneys Named in the Proxy.......23

                                   DEFINITIVE


                                 PROXY STATEMENT


                    FEDERATED MUNICIPAL SECURITIES FUND, INC.
                            Federated Investors Funds
                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000


About the Proxy Solicitation and the Annual Meeting

         The enclosed proxy is solicited on behalf of the Board of Directors of the Fund (the "Board" or "Directors"). The proxies will be voted at the annual meeting of shareholders of the Fund to be held on June 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, at 2:00 p.m. (such annual meeting and any adjournment or postponement thereof are referred to as the "Annual Meeting").

         The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by the Fund. In addition to solicitations through the mails, proxies may be solicited by officers, employees, and agents of the Fund or, if necessary, a communications firm retained for this purpose. Such solicitations may be by telephone, telegraph, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions, and confirming to the shareholder after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instruction as shareholders submitting proxies in written form. The Fund may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

            The Board has reviewed the proposed changes recommended in the investment policies of the Fund, and the proposed amendments to the Fund's Articles of Incorporation, and has approved them, subject to shareholder approval. The purposes of the Annual Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Annual Meeting. Should other business properly be brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This proxy statement and the enclosed proxy card are expected to be mailed on or about April 29, 1999, to shareholders of record at the close of business on April 15, 1999 (the "Record Date"). On the Record Date, the Fund had outstanding 61,255,009.840 shares of common stock.

         The Fund's annual report, which includes audited financial statements for the fiscal year ended March 31, 1999, will be mailed to shareholders on or about May 29, 1999. Requests for an annual report may be made in writing to the Fund's principal executive offices, located at Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, or by calling toll-free 1-800-341-7400.

                    PROPOSAL #1: ELECTION OF THREE DIRECTORS

        The persons named as proxies intend to vote in favor of the election of John F. Cunningham, Charles F. Mansfield, Jr. and John S. Walsh (collectively, the "Nominees") as Directors of the Fund. Mr. Walsh is presently serving as a Director. If elected by shareholders, Messrs. Cunningham and Mansfield are expected to assume their responsibilities as Directors effective July 1, 1999. Please see "About the Election of Directors" below for current information about the Nominees.

     Mr. Walsh was appointed a Director on January 1, 1999 to fill a vacancy resulting from the decision to expand the size of the Board. Messrs. Cunningham and Mansfield are being proposed for election as Directors to fill vacancies anticipated to result from the resignation of two current Directors. The anticipated resignations will not occur if Messrs. Cunningham and Mansfield are not elected as Directors.

         All Nominees have consented to serve if elected. If elected, the Directors will hold office without limit in time until death, resignation, retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by a plurality of the votes cast by shareholders of the Fund at the Annual Meeting. The three individuals receiving the greatest number of votes at the Annual Meeting will be deemed to be elected Directors.

         If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Annual Meeting. Any such substitute candidate for election as a Director who is an "interested person" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund shall be nominated by the Executive Committee. The selection of any substitute candidate for election as a Director who is not an "interested person" shall be made by a majority of the Directors who are not "interested persons" of the Fund. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
              VOTE TO ELECT AS DIRECTORS THE NOMINEES FOR ELECTION
                      TO THE BOARD OF DIRECTORS OF THE FUND


About the Election of Directors

         When elected, the Directors will hold office during the lifetime of the Fund except that: (a) any Director may resign; (b) any Director may be removed by written instrument signed by at least two-thirds of the number of Directors prior to such removal; (c) any Director who requests to be retired or who has become mentally or physically incapacitated may be retired by written instrument signed by a majority of the other Directors; and (d) a Director may be removed at any special meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Fund. In case a vacancy shall exist for any reason, the remaining Directors will fill such vacancy by appointment of another Director. The Directors will not fill any vacancy by appointment if, immediately after filling such vacancy, less than two-thirds of the Directors then holding office would have been elected by the shareholders. If, at any time, less than a majority of the Directors holding office have been elected by the shareholders, the Directors then in office will call a shareholders' meeting for the purpose of electing Directors to fill vacancies. Otherwise, there will normally be no meeting of shareholders called for the purpose of electing Directors.

         Set forth below is a listing of: (i) the Director standing for election, and (ii) the Nominees standing for election who are not presently serving as Directors, along with their addresses, birthdates, present positions with the Fund, if applicable, and principal occupations during the past five years:

Director Standing for Election

John S. Walsh
2007 Sherwood Drive
Valparaiso, IN

Birthdate:  November 28, 1957

   Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Heat Wagon, Inc.; President and Director, Manufacturers Products, Inc.; President, Portable Heater Parts, a division of Manufacturers Products, Inc.; Director, Walsh & Kelly, Inc.; formerly, Vice President, Walsh & Kelly, Inc.

Nominees Not Presently Serving as Directors

John F. Cunningham
353 El Brillo Way
Palm Beach, FL

Birthdate:  March 5, 1943

   Director or Trustee of some of the Funds in the Federated Fund Complex; Chairman, President and Chief Executive Officer, Cunningham & Co., Inc. (specialized financial consulting organization); Trustee Associate, Boston College; Director, EMC Corporation; formerly, Director, Redgate Communications.

Charles F. Mansfield, Jr.
80 South Road
Westhampton Beach, NY

Birthdate:  April 10, 1945

   Director or Trustee of some of the Funds in the Federated Fund Complex; management consultant.


       PROPOSAL #2: RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

            The 1940 Act requires that the Fund's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Fund, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of Directors of the Fund, including a majority of its members who are not "interested persons" of the Fund, approved the selection of Deloitte & Touche LLP (the "Auditors") for the current fiscal year at a Board meeting held on May 12, 1998.

         The selection by the Board of the Auditors as independent auditors for the current fiscal year is submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Fund or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Fund's best interests.

         Representatives of the Auditors are not expected to be present at the Annual Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting at the Annual Meeting.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
            VOTE TO RATIFY THE SELECTION OF THE INDEPENDENT AUDITORS


                        APPROVAL OF CHANGES TO THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

   Introduction to Proposals #3(a) to #3(n) and #4(a) to #4(c)

         The 1940 Act (which was adopted to protect mutual fund shareholders) requires investment companies such as the Fund to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other policies or restrictions that may be changed only by shareholder vote. Both types of policies and restrictions are often referred to as "fundamental policies." These policies and restrictions limit the investment activities of the Fund's investment adviser.

         After the Fund was formed in 1993, legal and regulatory requirements applicable to mutual funds changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and no longer apply. As a result, the Fund is subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, the Directors have authorized the submission to the Fund's shareholders for their approval, and recommend that shareholders approve, the amendment, reclassification and/or elimination of certain of the Fund's fundamental policies.

         The proposed amendments would:

          (i) simplify, modernize and standardize the fundamental policies that are required to be stated under the 1940 Act;

         (ii) reclassify as operating policies those fundamental policies that are not required to be fundamental under the 1940 Act; and

         (iii) eliminate those fundamental policies that are no longer required by the securities laws of the various states.

         By reducing the number of policies that can be changed only by shareholder vote, the Directors believe that the Fund would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental policies that become outdated or inappropriate. The Directors also believe that the investment adviser's ability to manage the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes. The chart that follows briefly describes the differences between fundamental policies and non-fundamental policies.



                                    Fundamental Policies                        Non-Fundamental Policies
                                    --------------------------------------      ---------------------------------------

Who must approve changes in the Board of Directors and shareholders Board of Directors policies?

How quickly can a change in the     Fairly slowly, since a vote of              Fairly quickly, because the change
policies be made?                   shareholders is required                    can be accomplished by action of the
                                                                                Board of Directors

What is the relative cost to        Costly to change because a                  Less costly to change because a
change a policy?                    shareholder vote requires holding a         change can be accomplished by action
                                    meeting of shareholders                     of the Board of Directors

         The recommended changes are specified below. Each Proposal will be voted on separately, and the approval of each Proposal will require the approval of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Annual Meeting" below.)

Description of Proposed Changes

            The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Fund to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed standardized changes will not affect the Fund's investment objective. Although the proposed changes in fundamental policies will allow the Fund greater flexibility to respond to future investment opportunities, the Board of Directors of the Fund does not anticipate that the changes, individually or in the aggregate, will result at this time in a material change in the level of investment risk associated with investment in the Fund. Nor does the Board of Directors anticipate that the proposed changes in fundamental investment policies will, individually or in the aggregate, change materially the manner in which the Fund is managed.

         The following is the text and a summary description of the proposed changes to the Fund's fundamental policies and restrictions. Any non-fundamental policy may be modified or eliminated by the Directors at any future date without any further approval of shareholders. Shareholders should note that certain of the fundamental policies that are treated separately below currently are combined within a single existing fundamental policy.

         Presently, if the Fund adheres to a fundamental or non-fundamental percentage restriction at the time of an investment or transaction, a later increase or decrease in the percentage resulting from a change in the value of the Fund's portfolio securities or the amount of its total assets does not create a violation of the policy. This policy will continue to apply for any of the proposed changes that are approved.

                PROPOSAL #3: APPROVAL OF AMENDMENTS TO THE FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

           PROPOSAL #3(a): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
                        POLICY REGARDING DIVERSIFICATION

         Under the 1940 Act, the Fund's policy relating to the diversification of its investments must be fundamental. The 1940 Act prohibits a "diversified" mutual fund from purchasing securities of any one issuer if, at the time of purchase, more than 5% of the fund's total assets would be invested in securities of that issuer or the fund would own or hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the fund's total assets may be invested without regard to this limitation. The 5% limitation does not apply to securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities or to securities issued by other open-end investment companies.

         The Fund's present policy regarding diversification states:

         "The Fund will not purchase the securities of any one issuer (except in cash and cash instruments and securities issued by the United States government, its agencies and instrumentalities), if as a result more than 5% of its total assets would be invested in the securities of such issuer. For purposes of this limitation, each governmental subdivision, i.e. state, territory, possession of the United States or any political subdivision of the foregoing including agencies, authorities, instrumentalities, or similar entities, or of the District of Columbia shall be considered a separate issuer if its assets and revenues are separate from those of the governmental body creating it and the security is backed by its own assets and revenues. In the case of an industrial development bond, if the security is backed only by the assets and revenues of a non-governmental user, then such non-governmental user will be deemed to be the sole issuer. If, however, in the case of an industrial development bond or a governmental issued security, a governmental or some other entity guarantees the security, such guarantee would be considered a separate security issued by the guarantor as well as the other issuer (as above defined), subject to limited exclusions allowed by the Investment Company Act of 1940, as amended. For purposes of this limitation, cash instruments do not include securities issued by banks."

         In order to afford the Fund's investment adviser maximum flexibility in managing the Fund's assets, the Directors propose to amend the Fund's diversification policy to be consistent with the definition of a diversified investment company under the 1940 Act. The amended policy complies with the U.S. Securities and Exchange Commission's (the "SEC" or the "Commission") general definition of diversification and simplifies the Fund's policy. The new policy would specifically: (i) add securities of other investment companies to the list of issuers which are excluded from the 5% limitation, and (ii) make clear that the diversification test is applied to 75% of the Fund's total assets, rather than 100% of its total assets.

         Upon approval of the Fund's shareholders, the fundamental investment policy governing diversification will be amended as follows:

         "With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(b): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
           REGARDING BORROWING MONEY AND ISSUING SENIOR SECURITIES

         The 1940 Act requires the Fund to have a fundamental investment policy defining its ability to borrow money or issue senior securities. In general, limitations on borrowing are designed to protect shareholders and their investments by restricting the Fund's ability to subject its assets to any claims of creditors or senior security holders who would be entitled to dividends or rights on liquidation of the Fund prior to the rights of shareholders.

     Shareholders of the Fund are being asked to approve a new standardized fundamental policy for borrowing and the issuance of senior securities designed to reflect all current regulatory requirements. The Fund's current policy states:

         "The Fund will not borrow money except as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets or in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling any portfolio securities. This borrowing provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. While any such borrowings are outstanding, no net purchases of investment securities will be made by the Fund."

   Senior Securities-Generally. A "senior security" is an obligation of a mutual fund with respect to its earnings or assets that takes precedence over the claims of the fund's shareholders with respect to the same earnings or assets. The 1940 Act generally prohibits the fund from issuing senior securities, in order to limit the use of leverage. In general, an investment company uses leverage when it borrows money to enter into securities transactions, or acquires an asset without being required to make payment until a later time.

         SEC staff interpretations allow a fund to engage in a number of types of transactions which might otherwise be considered to create "senior securities" or "leverage," so long as the fund meets certain collateral requirements designed to protect shareholders. For example, some transactions that may create senior security concerns include short sales, certain options and futures transactions, and securities transactions that obligate the fund to pay money at a future date (such as when-issued, forward commitment or delayed delivery transactions). When engaging in such transactions, the fund must set aside money or securities to meet the SEC staff's collateralization requirements. This procedure effectively eliminates the fund's ability to engage in leverage for these types of transactions. .

Borrowing-Generally. Under the 1940 Act, an investment company is permitted to borrow up to 5% of its total assets for temporary purposes. A fund may borrow only from banks. If borrowings exceed 5%, the fund must have assets totaling at least 300% of the borrowing when the amount of the borrowing is added to the fund's other assets. The effect of this provision is to allow the fund to borrow from banks in amounts up to one-third (33 1/3%) of its total assets (including the amount borrowed). Investment companies typically borrow money to meet redemptions in order to avoid a forced, unplanned sale of portfolio securities. This technique allows the fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations. The costs of borrowing, however, can also reduce the fund's total return.

            The borrowing restriction of the Fund permits borrowing only as a temporary measure for extraordinary or emergency purposes, and prohibits the net purchase of any portfolio securities while borrowings are outstanding. The proposed investment policy would provide greater flexibility to the Fund, and would permit the Fund to borrow money, directly or indirectly (such as through reverse repurchase agreements), and issue senior securities within the limits established under the 1940 Act or under any rule or regulation of the Commission, or any SEC staff interpretation thereof. As a matter of operating policy, the Fund does not intend to engage in leveraging. Upon shareholder approval, the fundamental investment policy governing borrowing money and issuing senior securities will state:

         "The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #3(c): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN REAL ESTATE

         Under the 1940 Act, the Fund's policy concerning investments in real estate must be fundamental. The Fund currently has a fundamental investment policy prohibiting the purchase or sale of real estate. The current policy states:

         "The Fund will not purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Bonds secured by real estate or interests therein."

         The proposed fundamental investment policy will not permit the Fund to purchase real estate directly, but will permit the purchase of securities whose payments of interest or principal are secured by mortgages or other rights to real estate in the event of default. The investment policy will also enable the Fund to invest in companies within the real estate industry, provided such investments are consistent with the Fund's investment objective and policies. Upon shareholder approval, the fundamental investment policy governing investments in real estate will state:

         "The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(d): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
                      REGARDING INVESTMENTS IN COMMODITIES

         Under the 1940 Act, the Fund's policy concerning investments in commodities must be fundamental. The Fund is currently subject to a fundamental restriction prohibiting the purchase or sale of commodities or commodity contracts. Historically, the most common types of commodities have been physical commodities such as wheat, cotton, rice and corn. However, under federal law, futures contracts are considered to be commodities and, therefore, financial futures contracts, such as futures contracts related to currencies, stock indices or interest rates are considered to be commodities. Financial futures contracts enable an investment company to buy (or sell) the right to receive the cash difference between the contract price for an underlying asset or index and the future market price, if the market price is higher. If the future price is lower, the investment company is obligated to pay (or, if the investment company sold the contract, the investment company receives) the amount of the decrease. Investment companies often desire to invest in financial futures contracts and options related to such contracts for hedging or other investment reasons.

            The proposed policy would provide appropriate flexibility for the Fund to invest in financial futures contracts and related options. As proposed, the new policy is broad enough to permit investment in financial futures instruments for either investment or hedging purposes, which is broader than the Fund's current policies. Using financial futures instruments can involve substantial risks, and would be utilized only if the Fund's investment adviser determined that such investments are advisable and such practices were affirmatively authorized by the Board and disclosed in the Fund's prospectus or statement of additional information. Upon shareholder approval, the fundamental investment policy governing investments in commodities will state:

         "The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

           PROPOSAL #3(e): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
                    POLICY REGARDING UNDERWRITING SECURITIES
         Under the 1940 Act, the Fund's policy relating to underwriting is required to be fundamental. The Fund currently is subject to a fundamental investment policy prohibiting it from acting as an underwriter of the securities of other issuers, and states:

         "The Fund will not underwrite any issue of securities except as it may be deemed to be an underwriter under the Securities Act of 1933, in connection with the sale of securities in accordance with its investment objective, policies and limitations."

         A person or company generally is considered an underwriter under the federal securities laws if it participates in the public distribution of securities of other issuers, usually by purchasing the securities from the issuer and re-selling the securities to the public. From time to time, a mutual fund may purchase a security for investment purposes which it later sells or redistributes to institutional investors or others under circumstances where the Fund could possibly be considered to be an underwriter under the technical definition of underwriter contained in the securities laws.

         Upon shareholder approval, the fundamental investment policy concerning underwriting will state:

         "The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933."

         This does not constitute a substantive change in the Fund's policy. Rather, it reflects a restatement to standardized language now to be used by all of the Federated Funds, and is submitted to shareholders to comply with the 1940 Act's requirements.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(f): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY
                          REGARDING LENDING ASSETS

         Under the 1940 Act, the Fund's policy concerning lending must be fundamental. The Fund currently is subject to a fundamental investment restriction limiting its ability to make loans, which states:

         "The Fund will not make loans except that the Fund may, in accordance with its investment objective, policies and limitations, acquire publicly or non-publicly issued Municipal Bonds or temporary investments or enter into repurchase agreements."

In order to ensure that the Fund may invest in certain debt securities or repurchase agreements, which could technically be characterized as the making of loans, the Fund's current fundamental restriction specifically permits such investments.

         The Fund's management has proposed amending the policy to standardize the policy. Upon approval of the Fund's shareholders, the fundamental investment policy governing lending assets will state:

         "The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

 PROPOSAL #3(g): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
                          CONCENTRATION OF THE FUND'S
         INVESTMENTS IN THE SECURITIES OF COMPANIES IN THE SAME INDUSTRY

         Under the 1940 Act, the Fund's policy relating to the concentration of its investments in securities of companies in a single industry must be fundamental. The SEC staff considers a mutual fund to "concentrate" its investments if 25% or more of its total assets are invested in a particular industry (not counting U.S. government securities, bank instruments issued by domestic banks and municipal securities).

         The Fund currently has a fundamental investment policy that is extremely detailed, and that operates to reserve freedom for the Fund to concentrate its investments in industrial development bonds. The current policy states:

         "The Fund will not purchase securities if, as a result of such purchase more that 25% of the value of its assets would be invested in the securities of governmental subdivisions located in any one state, territory, or possession of the United States. The Fund may invest more than 25% of the value of its assets in industrial development bonds. As to industrial development bonds, the Fund may purchase securities of an issuer resulting in the ownership of more than 25% of the Fund's assets in any one industry.

         The Fund will not invest 25% or more of its total assets in any one industry. Governmental issuers of municipal securities are not considered part of any "industry." However, municipal securities backed only by the assets and revenues of non-governmental users may, for this purpose be deemed to be related to the industry in which such non-governmental users engage, and the 25% limitation would apply to such obligations. It is nonetheless possible that the Fund may invest more than 25% of its assets in a broader segment of the municipal securities market, such as revenue obligations of hospitals and other health care facilities, housing agency revenue obligations or airport revenue obligations. This would be the case only if the Fund determines that the yields available from obligations in a particular segment of the market justified the additional risks associated with a large investment in such segment. Although such obligations could be supported by the credit of governmental users or by the credit of non-governmental users engaged in a number of industries, economic, business, political and other developments generally affecting the revenues of such users (for example, proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products) may have a general adverse effect on all municipal securities in such a market segment. The Fund reserves the right to invest more than 25% of its assets in industrial development bonds or private activity bonds or in securities of issuers located in the same state, however it has no present intention to do so."

         Upon the approval by the Fund's shareholders, the fundamental investment policy governing concentration will be simplified, and will provide:

            "The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may invest more than 25% of the value of its assets in industrial development bonds. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. As to industrial development bonds, the Fund may purchase securities of an issuer resulting in the ownership of more than 25% of the Fund's assets in one industry, and the Fund reserves the right to invest more than 25% of its assets in industrial development bonds in the same state. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration tests as long as the policy of the SEC remains in effect."

         The Fund's Board also has approved a related non-fundamental policy for the Fund, which will be adopted if the new fundamental policy is approved by shareholders and which provides that in applying the concentration restriction:
(1) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (3) asset-backed securities will be classified according to the underlying assets securing such securities.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(h): TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING INVESTMENTS IN MUNICIPAL SECURITIES

         The Fund is presently subject to a fundamental investment policy that provides:

         "There will be a period of time before the Fund's assets will be substantially invested in accordance with its investment policies. During this period, the Fund may own temporary investments, the interest of which is subject to federal regular income taxation. After this initial period, as a fundamental investment policy, the Fund will invest its assets so that at least 80% of its annual interest income is exempt from federal regular income tax except in extraordinary circumstances when, for example, management feels that market conditions dictate a defensive posture in temporary investments."

         This investment policy was adopted at the time of the Fund's creation. The Fund's investment adviser believes that the first part of the policy, pertaining to making temporary investments pending the Fund's attracting sufficient assets to invest consistent with its investment objective, is no longer necessary. Therefore, management has proposed to eliminate the first two sentences of the policy, subject to shareholder approval. In addition, the Fund's investment adviser has proposed to simplify the policy by eliminating that portion of the policy that relates to temporary investments under extraordinary circumstances. (There is no legal requirement that this be stated in the Fund's fundamental investment policy.) If the revised policy is approved by shareholders, the Fund will continue to be operated in the same manner as presently.

         Upon shareholder approval, the Fund's revised fundamental investment policy will provide:

         "As a fundamental investment policy, the Fund will invest its assets so that at least 80% of its annual interest income is exempt from federal regular income tax."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL  #3(i):  TO  AMEND,  AND  TO  MAKE  NON-FUNDAMENTAL,   THE  FUND'S
FUNDAMENTAL INVESTMENT POLICY REGARDING BUYING SECURITIES ON MARGIN

     The Fund is not required to have a fundamental restriction on margin transactions. Accordingly, it is proposed that the Fund's existing fundamental policy be replaced with a non-fundamental restriction. The Fund's current policy provides:

     "The Fund will not purchase any securities on margin, except for such credits as are necessary for the clearance of transactions."

            The proposed non-fundamental policy makes minor changes in wording from the existing fundamental restriction and expands the list of margin transactions excepted from the prohibition to include margin deposits in connection with financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments. While the Fund is presently authorized to engage in certain types of futures contracts (interest rate and index financial futures contracts), the non-fundamental limitation contemplates a broader array of investment techniques.

         Upon the approval of the elimination of the existing fundamental policy on engaging in margin transactions, the Fund would become subject to the following non-fundamental policy:

         "The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

        PROPOSAL #3(j): TO AMEND, AND TO MAKE NON-FUNDAMENTAL, THE FUND'S FUNDAMENTAL INVESTMENT POLICY ON PLEDGING ASSETS

         The Fund is not required to have a fundamental investment restriction with respect to the pledging of assets. To maximize the Fund's flexibility in this area, the Board of the Fund believes the policy on pledging assets should be made non-fundamental. The non-fundamental policy would be similar to the fundamental policy proposed to be eliminated, which states:

         "The Fund will not pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. In those cases, it may pledge securities having a market value at the time of the pledge not exceeding 10% of the value of the Fund's total assets."

         The Board does not expect this change to have a material impact on the Fund's operations. Establishing the policy as non-fundamental, however, would enable the Board to change this policy in the future without shareholder approval. Although the Fund is proposing to eliminate the 10% limitation on the amount of its assets that may be pledged, the Fund does not presently intend to exceed this limitation. Upon the approval of the elimination of the existing fundamental policy on pledging assets, the Fund would become subject to the following non-fundamental policy:

         "The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities."

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

    PROPOSAL #3(k): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT
                   POLICIES REGARDING PERMISSIBLE INVESTMENTS

         The Fund currently is subject to fundamental investment policies that govern its permissible investments, which state:

         "All of the Fund's assets will consist of (1) municipal bonds, (2) temporary investments, and (3) cash. Ordinarily, the Fund will invest at least 65% of its portfolio in investment grade bonds, including bonds rated BBB and above by a nationally recognized statistical rating organization and those unrated securities determined to be of equivalent quality. The remainder of the portfolio may be invested in lower quality and lower rated bonds."

         "Subsequent to its purchase by the Fund, an issue of municipal bonds may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the elimination of such obligation in its portfolio, but the investment adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings accorded by S&P or Moody's for municipal bonds may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in municipal bonds in accordance with its investment policies."

         "If a percentage limitation is adhered to at the time of the investment, a later increase or decrease in percentage resulting from any change in value for net assets will not result in violation of such restriction."

        These policies are not required to be fundamental under the 1940 Act. Accordingly, it is proposed that the Fund's existing fundamental investment policies regarding permissible investments be replaced with identical non-fundamental policies. The Fund has no present intention to change these policies.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(l): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL
                INVESTMENT POLICY REGARDING TEMPORARY INVESTMENTS

         The Fund currently has a fundamental investment policy pertaining to temporary investments that states:

         "From time to time on a temporary basis for defensive purposes, the Fund may invest in "temporary" investments consisting of: notes issued by or on behalf of municipal or corporate issuers; obligations issued or guaranteed by the United States government, its agencies or instrumentalities; other debt securities; commercial paper; certificates of deposit of banks; and any of the foregoing Municipal Bonds or temporary investments subject to short-term repurchase agreements. The Fund may invest in these temporary investments, for example, due to market conditions or pending investment of proceeds from the sale of portfolio securities or in anticipation of redemptions. The rating requirements for the Fund's investments in Municipal Bonds will not be applicable to temporary investments. However, management will limit temporary investments to issuers which it believes of good quality.

         With respect to temporary investments, the Fund will not purchase securities (other than securities of the United States government, its agencies or instrumentalities) if, as a result of such purchase, more than 25% of the value of the Fund's assets would be invested in any one industry. However, the Fund may, at times, invest more than 25% if the value of its assets in cash or cash items (including bank time and demand deposits such as certificates of deposit), U.S. Treasury Bills or securities issued or guaranteed by the United States government, its agencies or instrumentalities, or instruments secured by these money market instruments, such as repurchase agreements, for defensive purposes."

        This  policy  is  not  required  to be  fundamental  by  the  1940  Act.
Accordingly, it is proposed that the Fund's existing fundamental policy on temporary investments be replaced with an identical non-fundamental policy. The Fund has no present intention to change this policy.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #3(m): TO MAKE NON-FUNDAMENTAL THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING ENGAGING IN WHEN-ISSUED AND DELAYED DELIVERY
                                  TRANSACTIONS

         The Fund currently has a fundamental investment policy pertaining to engaging in when-issued and delayed delivery transactions that states:

         "The Fund may also purchase and sell Municipal Bonds on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are bought or sold with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction."

     Because the Fund is not required to have such a fundamental policy, it is proposed that the Fund's existing fundamental policy on these transactions be replaced with an identical non-fundamental policy. The Fund has no present intention to change this policy.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                    PROPOSAL #3(n): TO MAKE NON-FUNDAMENTAL THE
                 FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING
              INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES

         The Fund currently has a fundamental investment policy pertaining to investing in securities of other investment companies that states:

         "The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses."

         Because the Fund is not required to have such a fundamental policy by the 1940 Act, it is proposed that the Fund's existing fundamental policy on investing in securities of other investment companies be replaced with an identical non-fundamental policy. The Fund has no present intention to change this policy.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                            VOTE FOR THE PROPOSAL

                          PROPOSAL #4: REMOVAL OF CERTAIN
                   FUNDAMENTAL INVESTMENT POLICIES OF THE FUND

          The Board has determined that certain of the current fundamental investment policies are unnecessary and should be removed. Until NSMIA was adopted in 1996, the securities laws of several states required every investment company which intended to sell its shares in those states to adopt policies governing a variety of operational issues, including investment in certain securities. As a consequence of those restrictions, the Fund adopted certain of the investment policies described below and agreed that they would be changed only upon the approval of shareholders. Since these prohibitions are no longer required under current law, the management of the Fund has recommended, and the Board has determined, that these policies should be removed. The removal of these policies would provide greater flexibility in the management of the Fund by permitting the Fund to purchase a broader range of securities that are permitted investments and that are consistent with its investment objective and policies.

          The policies being removed are listed below. Each will be voted on separately, and the approval of each change will require the affirmative vote of a majority of the outstanding voting shares of the Fund as defined in the 1940 Act. (See "Proxies, Quorum and Voting at the Annual Meeting" below).

         PROPOSAL #4(a): TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
                 POLICY ON INVESTMENTS IN OIL, GAS AND MINERALS

         The Fund is not required to have a fundamental restriction with respect to oil, gas or mineral investments. To maximize the Fund's flexibility in this area, the Board of the Fund believes that the Fund's policy on oil, gas and mineral investments should be eliminated. This restriction was imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental policy, the Fund does not expect to invest at this time in oil, gas and mineral leases and programs.

            Upon the approval of Proposal #4(a), the existing fundamental policy that states "the Fund will not purchase or sell oil, gas or other mineral exploration or development programs" will be eliminated.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

         PROPOSAL #4(b): TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT
                       POLICY ON SELLING SECURITIES SHORT

         The Fund is not required to have a fundamental restriction with respect to short sales of securities. To maximize the Fund's flexibility in this area, the Board believes that the Fund's restriction on short sales of securities should be eliminated. This restriction was imposed by state laws and NSMIA preempts that requirement. Notwithstanding the elimination of this fundamental restriction, the Fund expects to continue not to engage in short sales of securities, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to, or convertible into or exchangeable for, those sold short.

         Upon the approval of Proposal #4(b), the existing fundamental restriction on selling securities short for the Fund will be eliminated.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

     PROPOSAL #4(c): TO ELIMINATE THE FUND'S FUNDAMENTAL INVESTMENT POLICY REGARDING TRADING PORTFOLIO SECURITIES

         The Fund is presently subject to a fundamental investment policy regarding portfolio transactions that states:

         "Portfolio trading will be undertaken principally to accomplish the Fund's objective in relation to anticipated movements in the general level of interest rates. The Fund is free to dispose of portfolio securities at any time when changes in the circumstances or conditions make such a move desirable in light of the investment objective. The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such turnover always being incidental to transactions undertaken with a view to achieving the Fund's investment objective."

Because there is no legal requirement to adopt such a fundamental investment policy, the Fund's investment adviser has recommended that it be eliminated. It is intended that the Fund's investment adviser will continue to operate the Fund by trading and disposing of portfolio securities as necessary to meet the Fund's investment objective.

         Upon the approval of Proposal #4(c), the existing fundamental investment policy regarding trading portfolio securities will be eliminated.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                PROPOSAL #5: TO APPROVE AMENDMENTS TO THE FUND'S
           ARTICLES OF INCORPORATION TO PERMIT THE BOARD OF DIRECTORS
 TO LIQUIDATE ASSETS OF A SERIES OR CLASS WITHOUT SEEKING SHAREHOLDER APPROVAL
                         TO THE EXTENT PERMITTED UNDER
                                  MARYLAND LAW

         Mutual funds, such as the Fund, are required to organize under the laws of a state and to create and be bound by organizational documents outlining how they will operate. In the case of the Fund, these organizational documents are the Articles of Incorporation and the By-Laws. Since the adoption of the Articles of Restatement to the Fund's Articles of Incorporation in 1993, the market for mutual funds has evolved, requiring mutual funds to be more flexible in their operation so that they may respond quickly to changes in the market. Certain items in the Fund's current Articles of Restatement prohibit the Fund from responding quickly and favorably to changing markets without going to the expense and delay of holding a shareholder meeting. Accordingly, the Directors have approved, and have authorized the submission to the Fund's shareholders for their approval, certain amendments to the Fund's Articles of Incorporation. If these amendments are approved by shareholders, and in light of other amendments that have been adopted to the Articles of Incorporation that do not require shareholder approval, it is contemplated that the Amended and Restated Articles of Incorporation will, following Board approval, be filed in Maryland following the Annual Meeting. The approval of the proposed amendments will require the affirmative vote of a majority of the aggregate number of shares entitled to be cast thereon.

             Shareholders are being asked to approve amendments to the Fund's Amended and Restated Articles of Incorporation to permit the Directors, to the extent permissible under Maryland law from time to time, to sell and convert into money (i.e., liquidate) all of the assets of the Fund, or a class or series of the Fund, and then redeem all outstanding shares of any series or class of the Fund. Currently, a vote of shareholders is required to liquidate the Fund. The Directors have determined that the current restriction presents a cumbersome structure under which the best interest of all of the Fund's shareholders may not be served. By requiring the Directors to solicit a shareholder vote, by means of a proxy solicitation for a meeting of shareholders, the Articles of Restatement as currently in effect greatly hinder the Directors' ability to effectively act on decisions about the continued viability of the Fund. If it is determined that it is no longer advisable to continue the Fund, it may not be in the best interest of shareholders to incur the substantial additional expense of a shareholder meeting when it is more important to preserve for shareholders those assets that remain. Depending on the terms of the Maryland corporate law, which may change from time to time, if this proposal is approved by shareholders, the Directors may be authorized to liquidate a class or series of stock of the Fund by Board action without a further shareholder vote. The Directors have no present intention of liquidating the Fund.

         If approved by shareholders, the Amended and Restated Articles of Incorporation would provide substantially to the effect that:

         "To the extent permitted under Maryland law, without the vote of the shares of any class of stock of the Fund then outstanding, the Fund may, upon approval of a majority of the Board of Directors, sell and convert into money all the assets of any class or series of the Fund. Upon making provision for the payment of all outstanding obligations, taxes and other liabilities, accrued or contingent, belonging to the Fund, or any class or series thereof, the Directors shall distribute the remaining assets of the Fund ratably among the holders of the outstanding shares of the Fund, or any affected class or series thereof."

          In the event that the amendments to the Amended and Restated Articles of Incorporation to allow the Directors to liquidate the Fund as set forth above are not approved by the shareholders, the provisions of the Amended and Restated Articles of Incorporation shall remain as they are presently in the Articles of Restatement, and the Directors will consider what action, if any, should be taken.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS
                              VOTE FOR THE PROPOSAL

                           INFORMATION ABOUT THE FUND

Proxies, Quorum and Voting at the Annual Meeting

            The favorable vote of: (a) the holders of 67% or more of the outstanding voting securities present at the Annual Meeting, if the holders of 50% or more of the outstanding voting securities of the Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less, is required to approve all of the proposals, except the election of Directors, the ratification of the selection of the Auditors, and the amendments to the Articles of Incorporation.

         Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. Each share of the Fund is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote.

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Fund. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given on the proxy, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

            In order to hold the Annual Meeting, a "quorum" of shareholders must be present. Holders of a majority of the total number of outstanding shares of the Fund entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

         For purposes of determining a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of some of the proposals.

         If a quorum is not present, the persons named as proxies may vote those proxies that have been received to adjourn the Annual Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Annual Meeting to be adjourned. The persons named as proxies will vote AGAINST an adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. A shareholder vote may be taken on the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

         As referred to in this Proxy Statement, the "Federated Fund Complex," "The Funds" or "Funds" includes the following investment companies: Automated Government Money Trust; Cash Trust Series II; Cash Trust Series, Inc.; CCB Funds; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Core Trust; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; Federated Utility Fund, Inc.; Fixed Income Securities, Inc.; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Obligations Trust II; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Regions Funds; RIGGS Funds; Tax-Free Instruments Trust; The Planters Funds; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; WesMark Funds; WCT Funds; World Investment Series, Inc.; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; High Yield Cash Trust; Investment Series Trust; Targeted Duration Trust; The Virtus Funds; and Trust for Financial Institutions.

Share Ownership of the Directors
Officers and Directors of the Fund own less than 1% of the Fund's outstanding shares.

   At the close of business on the Record Date, the following person owned, to the knowledge of management, more than 5% of the outstanding shares of the Class C Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL, acting in various capacities on behalf of its customers, owned approximately 479,606.2950 shares (30.98%). To the knowledge of management, no shareholder owned on the Record Date in excess of 5% of the outstanding shares of the Class A Shares or Class B Shares of the Fund.

   Director Compensation




                                      Aggregate
Name,                               Compensation
Position With                           From                                 Total Compensation Paid
Fund                                   Fund1#                                   From Fund Complex+

John F. Donahue*@                         $0               $0 for the Fund and
Chairman and Director                                      56 other investment companies in the Fund Complex

J. Christopher Donahue*                   $0               $0 for the Fund and
President and Director                                     56 other investment companies in the Fund Complex

Thomas G. Bigley                      $1,447.21            $113,860.22 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

John T. Conroy, Jr.                   $1,592.16            $125,264.48 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Nicholas P. Constantakis              $1,447.21            $47,958.02 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

William J. Copeland                   $1,642.19            $125,264.48 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

James E. Dowd                         $1,672.89            $125,264.48 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Lawrence D. Ellis, M.D.*              $1,447.21            $113,860.22 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Edward L. Flaherty, Jr.@              $1,672.89            $125,264.48 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Peter E. Madden                       $1,482.96            $113,860.22 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

John E. Murray, Jr.                   $1,482.96            $113,860.22 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Wesley W. Posvar                      $1,518.69            $113,860.22 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

Marjorie P. Smuts                     $1,447.21            $113,860.22 for the Fund and
Director                                                   56 other investment companies in the Fund Complex

John S. Walsh                          $356.83             $0 for the Fund and
Director2                                                  56 other investment companies in the Fund Complex

1 Information is furnished for the fiscal year ended March 31, 1999.

2 Mr. Walsh became a member of the Board of Directors on January 1, 1999. He did not earn any fees for serving the Fund Complex since these fees are reported as of the last calendar year.

     # The aggregate compensation is provided for the Fund which is comprised of one portfolio.

+ The information is provided for the last calendar year.

* This  Director is deemed to be an  "interested  person" as defined in the 1940
Act.

@ Member of the Executive Committee.



         During the fiscal year ended March 31, 1999, there were four meetings of the Board of Directors. The interested Directors, other than Dr. Ellis, do not receive fees from the Fund. Dr. Ellis is an interested person by reason of the employment of his son-in-law by Federated Securities Corp. All Directors were reimbursed for expenses for attendance at Board of Directors meetings.

         The Executive Committee of the Board of Directors handles the responsibilities of the Board between meetings of the Board. Other than its Executive Committee, the Fund has one Board committee, the Audit Committee. Generally, the function of the Audit Committee is to assist the Board of Directors in fulfilling its duties relating to the Fund's accounting and financial reporting practices and to serve as a direct line of communication between the Board of Directors and the independent auditors. The specific functions of the Audit Committee include recommending the engagement or retention of the independent auditors, reviewing with the independent auditors the plan and the results of the auditing engagement, approving professional services provided by the independent auditors prior to the performance of such services, considering the range of audit and non-audit fees, reviewing the independence of the independent auditors, reviewing the scope and results of the Fund's procedures for internal auditing, and reviewing the Fund's system of internal accounting controls.

         Messrs. Flaherty, Conroy, Copeland, and Dowd serve on the Audit Committee. These Directors are not interested Directors of the Fund. During the fiscal year ended March 31, 1999, there were four meetings of the Audit Committee. All of the members of the Audit Committee were present for each meeting. Each member of the Audit Committee receives an annual fee of $100 plus $25 for attendance at each meeting and is reimbursed for expenses of attendance.

Officers of the Fund

         The executive officers of the Fund are elected annually by the Board of Directors. Each officer holds the office until qualification of his successor. The names and birthdates of the executive officers of the Fund and their principal occupations during the last five years are as follows:

John F. Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: July 28, 1924

Chairman and Director


     Chief Executive Officer and Director or Trustee of the Federated Fund Complex; Chairman and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd. Mr. Donahue is the father of
J. Christopher Donahue, President and Director of the Fund.

J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA

Birthdate: April 11, 1949

   President and Director

President or Executive Vice President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President and Director, Federated Investors, Inc.; President and Trustee, Federated Investment Management Company, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company. Mr. Donahue is the son of John F. Donahue, Chairman and Director of the Fund.

Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 22, 1930

Executive Vice President

   Trustee or Director of some of the Funds in the Federated Fund Complex; President, Executive Vice President and Treasurer of some of the Funds in the Federated Fund Complex; Vice Chairman, Federated Investors, Inc.; Vice President, Federated Investment Management Company, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company.

John W. McGonigle
Federated Investors Tower
Pittsburgh, PA

Birthdate: October 26, 1938

Executive Vice President and Secretary


     Executive Vice President and Secretary of the Federated Fund Complex; Executive Vice President, Secretary and Director, Federated Investors, Inc.; Trustee, Federated Investment Management Company, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Director, Federated Services Company; Director, Federated Securities Corp.

   Richard J. Thomas
Federated Investors Tower
Pittsburgh, PA

Birthdate: June 17, 1954

Treasurer

     Treasurer of the Federated Fund Complex; Vice President - Funds Financial Services Division, Federated Investors, Inc.

Richard B. Fisher
Federated Investors Tower
Pittsburgh, PA

Birthdate: May 17, 1923

Vice President

President or Vice President of some of the Funds in the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; Executive Vice President, Federated Investors, Inc.; Chairman and Director, Federated Securities Corp.

William D. Dawson, III
Federated Investors Tower
Pittsburgh, PA

Birthdate: March 3, 1949

Chief Investment Officer

   Chief Investment Officer of the Fund and various other Funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Research Corp., Federated Investment Management Company, Federated Management, Federated Research, and Passport Research, Ltd.; Registered Representative, Federated Securities Corp.; Portfolio Manager, Federated Administrative Services; Vice President, Federated Investors, Inc.

Mary Jo Ochson
Federated Investors Tower
Pittsburgh, PA

Birthdate: September 12, 1953

Vice President

        Senior  Vice  President,   Federated   Investment   Management  Company;
formally, Vice President, Federated Advisers.

J. Scott Albrecht
Federated Investors Tower
Pittsburgh, PA

Birthdate:  June 1, 1960

Vice President

        Vice President, Federated Investment Management Company; formerly, Assistant Vice President, Federated Advisers.

         None of the Officers of the Fund received salaries from the Fund during the fiscal year ended March 31, 1999.

          OTHER MATTERS AND DISCRETION OF ATTORNEYS NAMED IN THE PROXY

         The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Federated Municipal Securities Fund, Inc., Federated Investors Funds, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15237-7000, so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Annual Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Annual Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund.

    SHAREHOLDERS         ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED
                         PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE,
                         WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                             By Order of the Board of Directors,

                                                               John W. McGonigle
                                                                       Secretary
April 29, 1999

                    FEDERATED MUNICIPAL SECURITIES FUND, INC.

Investment Adviser
FEDERATED INVESTMENT MANAGEMENT COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Distributor
FEDERATED SECURITIES CORP.
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779

Administrator
FEDERATED SERVICES COMPANY
Federated Investors Tower
Pittsburgh, Pennsylvania 15222-3779




















Cusip
(_____/99)

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned Shareholders of Federated Municipal Securities Fund, Inc. (the "Fund") hereby appoint Patricia
F. Conner, Gail Cagney, William Haas, Susan M. Jones, and Ann M. Scanlon, or any one of them, true and lawful attorneys, with the power of substitution of each, to vote all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 30, 1999, at 5800 Corporate Drive, Pittsburgh, Pennsylvania, at 2:00 p.m., and at any adjournment thereof. The attorneys named will vote the shares represented by this proxy in accordance with the choices made on this ballot. If no choice is indicated as to the item, this proxy will be voted affirmatively on the matters. Discretionary authority is hereby conferred as to all other matters as may properly come before the Annual Meeting or any adjournment thereof.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF FEDERATED MUNICIPAL OPPORTUNITIES FUND, INC. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS.

By checking the box "FOR" below, you will vote to approve each of the proposed items in this proxy, and to elect each of the nominees as Directors of the Fund

                                    For                       [   ]

Proposal 1        To elect John F.  Cunningham,  Charles F.  Mansfield,  Jr.
                  and John S. Walsh as  Directors of the
                  Fund
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    WITHHOLD AUTHORITY
                                    TO VOTE          [   ]
                                    FOR ALL EXCEPT   [   ]
                               If you do not wish your shares to be voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the name of each nominee for whom you are NOT voting. Your shares will be voted for the remaining nominees.

Proposal 2        To ratify the selection of Deloitte & Touche LLP as the Fund's independent auditors
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 3 To make changes to the Fund's fundamental investment policies:

          3(a)    To amend the Fund's fundamental investment policy regarding diversification
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(b) To amend the Fund's fundamental investment policy regarding borrowing money and issuing senior securities
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(c) To amend the Fund's fundamental investment policy regarding investments in real estate FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(d) To amend the Fund's fundamental investment policy regarding investments in commodities FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(e) To amend the Fund's fundamental investment policy regarding underwriting securities FOR
                                    [ ] AGAINST [ ] ABSTAIN [ ]

          3(f) To amend the Fund's fundamental investment policy regarding lending assets FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(g) To amend the Fund's fundamental investment policy regarding concentration of the Fund's investments in securities of companies in the same industry
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(h) To amend the Fund's fundamental investment policy regarding investments in municipal securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

        3(i)To amend, and to make non-fundamental, the Fund's fundamental investment policy regarding buying securities on margin

                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(j) To amend, and to make non-fundamental, the Fund's fundamental investment policy on pledging assets
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(k) To make non-fundamental the Fund's fundamental investment policies regarding permissible investments
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

          3(l) To make non-fundamental the Fund's fundamental investment policy regarding temporary investments FOR [ ] AGAINST [ ] ABSTAIN [ ]

          3(m) To make non-fundamental the Fund's fundamental investment policy regarding engaging in when-issued and delayed delivery transactions
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

             3(n) To make non-fundamental the Fund's fundamental investment policy regarding investments in securities of other investment companies
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]

Proposal 4 To remove certain of the Fund's fundamental investment policies:

          4(a) To eliminate the Fund's fundamental investment policy on investing in oil, gas and minerals FOR [ ] AGAINST [ ] ABSTAIN [ ]

          4(b) To eliminate the Fund's fundamental investment policy on selling securities short FOR [ ] AGAINST [ ] ABSTAIN [ ]

          4(c) To eliminate the Fund's fundamental investment policy regarding trading portfolio securities FOR [ ] AGAINST [ ] ABSTAIN [ ]

Proposal 5 To approve an amendment to the Fund's Articles of Incorporation to permit the Board of Directors to liquidate assets of a series or class without seeking shareholder approval to the extent permitted under Maryland law
                                    FOR                       [   ]
                                    AGAINST          [   ]
                                    ABSTAIN          [   ]



                                                                       YOUR VOTE
                                                                       IS
                                                                       IMPORTANT
                                                                       Please
                                                                       complete,
                                                                       sign and
                                                                       return
                                                                       this card
                                                                       as soon
                                                                       as
                                                                       possible.




                                                                           Dated


                                                                       Signature


                                                        Signature (Joint Owners)

Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                    You may also vote your shares by touchtone phone by calling 1-800-690-6903, or through the Internet at www.proxyvote.com.